Exhibit 10(c)



                            MORTGAGE LOAN ASSIGNMENT

                          Dated as of November 1, 1996


         This Mortgage Loan Assignment (the "Assignment") dated as of November 1, 1996, is among Main Place Real Estate Investment Trust, a Maryland business trust (the "Trust"), NationsBank of Texas, N.A., a national banking association (the "Transferor"), and NationsBanc Mortgage Corporation, a Texas corporation ("NationsBanc Mortgage").


                                WITNESSETH THAT:

         WHEREAS, the Transferor and the Trust have entered into a Mortgage Loan Contribution Agreement, dated as of October 30, 1996 (the "Contribution Agreement"), providing for the contribution of certain mortgage loans by the Transferor to the Trust and the receipt by the Trust of such mortgage loans;

         WHEREAS, Transferor holds one of the following types of interest in each mortgage loan (each, a "Mortgage Loan" and collectively, "Mortgage Loans") described on Exhibit A to the Contribution Agreement: (i) 100% of all legal and beneficial ownership interests in the related promissory note, bond or other evidence of indebtedness (each, a "Mortgage Note"), mortgage, deed of trust, deed to secure debt or other security interest (each, a "Mortgage") and all other documents executed and delivered by the related Mortgage Loan Borrower ("Borrower") or any other person in favor of the owner and holder of the related Mortgage Loan (together with the Mortgage Loan and Mortgage, the "Mortgage Loan Documents"), or (ii) a 100% undivided participation interest in the related Mortgage Loan and Mortgage Loan Documents pursuant to a Loan Participation Agreement dated as of January 1, 1991 between NationsBanc Mortgage and the Transferor, as amended through the date hereof (the "Loan Participation Agreement"). Each Mortgage Loan falling within the description of clause (i) above shall hereinafter be referred to as a "Purchased Mortgage Loan." Each Mortgage Loan falling within the description of clause (ii) above shall hereinafter be referred to as a "Participation Mortgage Loan."

         WHEREAS, pursuant to Section 4 of the Loan Participation Agreement, Transferor has the power to cause NationsBanc Mortgage to transfer legal title to such Mortgage Loans in accordance with Transferor's instructions;

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         WHEREAS, Transferor desires to terminate its participation interest in the Participation Mortgage Loans and to have NationsBanc Mortgage transfer legal title to the Participation Mortgage Loans to Transferor; and

         WHEREAS, Transferor desires to assign, convey and transfer legal and equitable title to the Participation Mortgage Loans and the Purchased Mortgage Loans to the Trust pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, it is mutually covenanted and agreed as follows (all capitalized terms no defined herein shall have the meanings ascribed to them in the Contribution Agreement):

                  1. Termination of Participation and Transfer of Legal Title. Pursuant to Section 4 of the Loan Participation Agreement, Transferor hereby instructs NationsBanc Mortgage to transfer, and NationsBanc Mortgage does hereby transfer, to Transferor all of NationsBanc Mortgage's right, title and interest in and to the Participation Mortgage Loans.

                  2. Assignment of Mortgage Loans. For and in consideration of the Consideration, the receipt and sufficiency of which is hereby acknowledged by the Transferor, Transferor does hereby assign, transfer, set over and otherwise convey to the Trust, its successors and assigns, all of its right, title and interest in and to the Mortgage Loans as provided for in the Contribution Agreement.

                  NationsBanc Mortgage hereby agrees to endorse or cause to be endorsed in blank each Mortgage Note as to which NationsBanc Mortgage is the named holder and further agrees to deliver possession of such Mortgage Notes and any related files to the Trust or to any other person upon the instruction of the Trust.

                  Transferor also hereby agrees to endorse or cause to be endorsed in blank each Mortgage Note as to which Transferor is the named holder and further agrees to deliver possession of such Mortgage Note and any related files to the Trust or to any other person upon the instruction of the Trust.

                  At the Trust's request, NationsBanc Mortgage and Transferor shall execute and deliver in addition to the foregoing any other documents to further evidence the transfers contemplated herein, including but not limited to assignments in recordable form, to the Trust or any person upon the instruction of the Trust.

                  Each party hereto represents, warrants and covenants to each other party that it is their intent that the foregoing transactions result in

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the irrevocable transfer of all legal and equitable ownership interest in the
Mortgage Loans to the Trust and its successors and assigns forever as of the date hereof in accordance with all applicable law. To the extent the foregoing is insufficient under any applicable law or otherwise to constitute a transfer, however, each party hereby expressly declares that it is their intention that Transferor irrevocably grant to the Trust a 100% undivided participation interest in Transferor's interest in the Mortgage Loans and Transferor does hereby irrevocably grant to the Trust a 100% undivided participation interest in the Transferor's interest in the Mortgage Loans to the Trust and its successors and assigns forever.

                  All transfers, assignments, grants and conveyances set forth herein are made without recourse to or representation or warranty by Transferor except to the extent specifically set forth herein and in the Contribution Agreement.

                  3. Representations and Warranties. Transferor hereby represents and warrants to the Trust as of the date of this Agreement that the representations and warranties made by the Transferor to the Trust in that certain Contribution Agreement are true and correct as of the date hereof.

                  4. Custody of Loan Documents. It is agreed that NationsBanc Mortgage shall retain physical possession of the Mortgage Loan Documents and shall hold the Mortgage Loan Documents in trust for the benefit of the Trust and its successors and assigns in accordance with the terms of that certain Servicing Agreement dated as of November 1, 1996 between NationsBanc Mortgage and the Trust.

                  5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

                  6. Counterparts. This Agreement may be executed in a number of counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement.

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                  IN WITNESS WHEREOF, the Trust and Transferor have caused this
Agreement to be duly executed by their respective officers as of the day and year first above written.


                                                MAIN PLACE REAL ESTATE
                                                INVESTMENT TRUST


                                                By: /s/ Gary S. Williams
                                                     -------------------
                                                Name:  Gary S. Williams
                                                Title:  Senior Vice President


                                                NATIONSBANK OF TEXAS, N.A.



                                                By: /s/ Gary S. Williams
                                                   --------------------
                                                Name:  Gary S. Williams
                                                Title:  Senior Vice President


                                                NATIONSBANC MORTGAGE CORPORATION


                                                By: /s/ Frederick Wark
                                                    ------------------
                                                Name:  Frederick Wark
                                                Title:  Senior Vice President

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